                                                                  EXHIBIT 4.1
                                                                  CONFORMED COPY




                         AMENDMENT No. 3 dated as of June 30, 1999 (this
                    "Amendment"), to the Credit Agreement dated as of January 23, 1998, as amended by Amendment No. 1 dated as of August 12, 1998, and Amendment No. 2 and Waiver dated as of November 30, 1998 (the "Credit Agreement"), among EAGLE FAMILY FOODS, INC. (the "Borrower"), EAGLE FAMILY FOODS HOLDINGS, INC. ("Holdings"), the Lenders (as defined in the Credit Agreement), THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders, as swingline lender (in such capacity, the "Swingline Lender"), and as Issuing Bank (as defined in the Credit Agreement), and MERRILL LYNCH CAPITAL CORPORATION, as documentation agent.

          A. Pursuant to the Credit Agreement, the Lenders, the Swingline Lender and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

          B. The Borrower and Holdings have requested that certain provisions of the Credit Agreement be amended as set forth herein.

          C. The Required Lenders are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

          D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendments.  (a) The definition of the term "Applicable
                      -----------
Rate" contained in Section 1.01 of the Credit Agreement is hereby amended as follows:

          (i) by substituting the words "July 3, 1999" for the words "December 31, 1998" in the proviso to the first paragraph of such definition; and

          (ii) by substituting the following new table for the existing table contained therein:


-----------------------------------------------------------------------------------------------------
                                Revolving Loan                   Term Loan
                                --------------                   ---------
   Leverage Ratio          Eurodollar        ABR         Eurodollar         ABR         Commitment
   --------------            Spread        Spread          Spread          Spread        Fee Rate
                             ------        ------          ------          ------        --------
-----------------------------------------------------------------------------------------------------

     Category 1
     ----------
                               3.25%          2.25%           3.50%          2.50%          0.500%
Greater than 7.0 to 1.0
-----------------------------------------------------------------------------------------------------

     Category 2
     ----------

Greater than 6.5 to 1.0 but    2.75%          1.75%           3.00%          2.00%          0.500%
less than or equal to 7.0 to
1.0
-----------------------------------------------------------------------------------------------------

     Category 3
     ----------

Greater than 6.0 to 1.0 but    2.25%          1.25%           2.50%          1.50%          0.500%
less than or equal to 6.5
to 1.0
-----------------------------------------------------------------------------------------------------





                                Revolving Loan                   Term Loan
                                --------------                   ---------
   Leverage Ratio          Eurodollar        ABR         Eurodollar         ABR         Commitment
---------------------        Spread        Spread          Spread          Spread        Fee Rate
                             ------        ------          ------          ------        --------
-----------------------------------------------------------------------------------------------------

      Category 4
---------------------

Greater than 5.5 to
1.0 but less than or           2.00%          1.00%           2.25%          1.25%          0.500%
equal to 6.0 to 1.0

-----------------------------------------------------------------------------------------------------

      Category 5
---------------------

Greater than 5.0 to            1.75%          0.75%           2.25%          1.25%          0.500%
 1.0 but less than
 or equal to 5.5 to
 1.0

-----------------------------------------------------------------------------------------------------

      Category 6
---------------------

Greater than 4.0 to            1.50%          0.50%           2.25%          1.25%          0.375%
1.0 but less than
 or equal to 5.0 to
 1.0

-----------------------------------------------------------------------------------------------------

      Category 7
---------------------
                               1.50%          0.50%           2.25%          1.25%          0.375%
Less than or equal
 to 4.0 to 1.0
-----------------------------------------------------------------------------------------------------


          (b) Section 6.12 of the Credit Agreement is hereby amended by substituting the following new table for the existing table contained therein:

             "Period                 Ratio
              ------                 -----

        Effective Date-
        April 3, 1999           6.90 to 1.0

        April 4, 1999-
        October 2, 1999        11.20 to 1.0

        October 3, 1999-
        January 1, 2000         8.75 to 1.0

        January 2, 2000-
        April 1, 2000           8.50 to 1.0

        April 2, 2000-
        September 30, 2000      6.50 to 1.0

        October 1, 2000-
        September 29, 2001      6.00 to 1.0

        September 30, 2001-
        September 28, 2002      5.50 to 1.0

        Thereafter              5.00 to 1.0".

          (c) Section 6.13 of the Credit Agreement is hereby amended by substituting the following new table for the existing table contained therein:

           " Period                Ratio
             ------                -----

          Effective Date-
          April 3, 1999          1.50 to 1.00

          April 4, 1999-
          October 2, 1999        1.10 to 1.00

          October 3, 1999-
          January 1, 2000        1.15 to 1.00

          January 2, 2000-
          April 1, 2000          1.20 to 1.00

          April 2, 2000-
          December 30, 2000      1.75 to 1.00

          December 31, 2000-
          December 29, 2001      2.00 to 1.00

          Thereafter             2.25 to 1.00".


          SECTION 2.  Amendment Fee.  Each Lender that shall execute a
                      --------------
counterpart hereof and return such counterpart to the Administrative Agent or its counsel prior to 5:00 p.m., New York City time, on July 13, 1999 (the "Return Date"), shall be entitled, upon the effectiveness of this Amendment as provided in Section 4 below, to an amendment fee (an "Amendment Fee" and collectively, the "Amendment Fees") equal to 1/4 of 1% of the sum of (a) the outstanding Term Loans of such Lender and (b) the Revolving Commitment (whether used or unused) of such Lender, in each case, as calculated on the Return Date. The Amendment Fee payable to a Lender shall be paid to the Administrative Agent for the account of such Lender, shall be paid in immediately available funds and once paid, shall not be refundable under any circumstances.

          SECTION 3.  Representations and Warranties.  Each of the Borrower and
                      -------------------------------
Holdings represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 4.  Conditions to Effectiveness.  This Amendment shall become
                      ----------------------------
effective as of the date first written above on the date that the Administrative Agent shall have received (a) counterparts of the Amendment which, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders and (b) the Amendment Fees.

          SECTION 5.  Effect of Amendment.  Except as expressly set forth
                      --------------------
herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, the Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This

Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 6.  Counterparts.  This Amendment may be executed in any
                      -------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 7.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      ---------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8.  Headings.  The headings of this Amendment are for purposes
                      ---------
of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                         EAGLE FAMILY FOODS, INC.,

                           by
                               /s/             Craig Steinke
                             ---------------------------------------------------
                             Name:              Craig Steinke
                             Title:             Vice President/CFO


                         EAGLE FAMILY FOODS HOLDINGS, INC.,

                           by
                               /s/             Craig Steinke
                             ---------------------------------------------------
                             Name:              Craig Steinke
                             Title:             Vice President/CFO


                         THE CHASE MANHATTAN BANK,
                         individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,

                           by
                               /s/             Neil R. Boylan
                             --------------------------------------------------
                             Name:              Neil R. Boylan
                             Title:             Managing Director


                         MERRILL LYNCH CAPITAL CORPORATION,
                         individually and as Documentation Agent,

                           by
                               /s/             Carol J. E. Feeley
                             --------------------------------------------------
                             Name:              Carol J. E. Feeley
                             Title:             Vice President

                         ALLIANCE CAPITAL FUNDING L.L.C.,

                         By: Alliance Capital Management L.P., as Manager on behalf of ALLIANCE CAPITAL FUNDING L.L.C., as Assignee,

                         By: ALLIANCE CAPITAL MANAGEMENT CORPORATION, General Partner of Alliance Capital Management L.P.,

                         by
                               /s/             Joel Serebransky
                             ---------------------------------------------------
                             Name:             Joel Serebransky
                             Title:            Vice President


                         BANKBOSTON, N.A.,

                         by
                               /s/             Gregory R. D. Clark
                             ---------------------------------------------------
                             Name:              Gregory R. D. Clark
                             Title:             Managing Director


                         BANK OF HAWAII,

                         by
                               /s/          Donna R. Parker
                             ---------------------------------------------------
                             Name:           Donna R. Parker
                             Title:          Vice President


                         BANK OF NOVA SCOTIA,

                         by
                               /s/          Stephen E. Lockhart
                             ---------------------------------------------------
                             Name:           Stephen E. Lockhart
                             Title:          Vice President


                         BANK OF TOKYO - MITSUBISHI TRUST COMPANY,

                         by
                               /s/          Peter Stearn
                             ---------------------------------------------------
                             Name:           Peter Stearn
                             Title:          Vice President

                         CREDIT AGRICOLE INDOSUEZ,

                         by
                               /s/             Craig Welch
                             ---------------------------------------------------
                             Name:              Craig Welch
                             Title:              First Vice President

                         by
                               /s/             Sarah McClintock
                             ---------------------------------------------------
                             Name:              Sarah McClintock
                             Title:             Vice President


                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,

                         By:  EATON VANCE MANAGEMENT, as Investment Advisor,

                         by
                               /s/             Payson F. Swaffield
                             ---------------------------------------------------
                             Name:              Payson F. Swaffield
                             Title:             Vice President


                         FIRST UNION NATIONAL BANK N.C.,

                         by
                               /s/             Frederick W. Price
                             ---------------------------------------------------
                             Name:              Frederick W. Price
                             Title:             Senior Vice President


                         FLEET NATIONAL BANK,

                         by
                               /s/             Michael J. Sullivan
                             ---------------------------------------------------
                             Name:              Michael J. Sullivan
                             Title:             Vice President


                         THE FUJI BANK, LIMITED, NEW YORK BRANCH,

                         by
                               /s/             Teiji Teramoto
                             ---------------------------------------------------
                             Name:              Teiji Teramoto
                             Title:             Vice President & Manager

                         GENERAL MOTORS EMPLOYEES GLOBAL GROUP
                         PENSION TRUST,

                         STATE STREET BANK AND TRUST COMPANY as Trustee for GENERAL MOTORS EMPLOYEES GLOBAL GROUP
                         PENSION TRUST,

                         by
                               /s/             Michael Connois
                            ----------------------------------------------------
                            Name:              Michael Connois
                            Title:             Assistant Vice President

                         INDOSUEZ CAPITAL FUNDING IV, LP,

                         By:  INDOSUEZ CAPITAL, as Portfolio Advisor,

                         by
                               /s/             Melissa Marano
                            ----------------------------------------------------
                            Name:              Melissa Marano
                            Title:             Vice President


                         KZH ING-2 LLC,

                         by
                               /s/             Virginia Conway
                            ----------------------------------------------------
                            Name:              Virginia Conway
                            Title:             Authorized Agent


                         KZH-PAMCO LLC,

                         by
                               /s/             Virginia Conway
                            ----------------------------------------------------
                            Name:              Virginia Conway
                            Title:             Authorized Agent


                         KZH SOLEIL LLC,

                         by
                               /s/             Virginia Conway
                            ----------------------------------------------------
                            Name:              Virginia Conway
                            Title:             Authorized Agent


                         KZH WATERSIDE LLC,

                         by
                               /s/             Virginia Conway
                            ----------------------------------------------------
                            Name:              Virginia Conway
                            Title:             Authorized Agent

                         LEHMAN COMMERCIAL PAPER, INC.,

                         by
                               /s/             Michelle Cum
                            ----------------------------------------------------
                            Name:              Michelle Cum
                            Title:             Authorized Signatory


                         THE LONG TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH,

                         by
                               /s/             Nozomi Moue
                            ----------------------------------------------------
                            Name:              Nozomi Moue
                            Title:             Deputy General Manager


                         MASSACHUSETTS MUTUAL LIFE INSURANCE,

                         by
                               /s/             Kathleen Lynch
                            ----------------------------------------------------
                            Name:              Kathleen Lynch
                            Title:             Managing Director


                         MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST,

                         by
                               /s/             Peter Gewirtz
                            ----------------------------------------------------
                            Name:              Peter Gewirtz
                            Title:             Authorized Signatory


                         SENIOR DEBT PORTFOLIO,

                         By:    BOSTON MANAGEMENT AND RESEARCH, as
                                Investment Advisor,

                         by
                               /s/             Payson F. Swaffield
                            ----------------------------------------------------
                            Name:              Payson F. Swaffield
                            Title:             Vice President


                         SOCIETE GENERALE,

                         by
                               /s/             Cynthia A. Jay
                            ----------------------------------------------------
                            Name:              Cynthia A. Jay
                            Title:             Managing Director

                         SUMMIT BANK,

                         by
                               /s/             Catherine E. Garrity
                            ----------------------------------------------------
                            Name:              Catherine E. Garrity
                            Title:             Vice President


                         VAN KAMPEN CLO I, LIMITED,

                         By:  VAN KAMPEN MANAGEMENT, INC., as Collateral
                              Manager,

                         by
                               /s/             Jeffrey W. Maillet
                            ----------------------------------------------------
                            Name:              Jeffrey W. Maillet
                            Title:             Senior Vice President & Director


                         VAN KAMPEN PRIME RATE INCOME TRUST,

                         by
                               /s/             Jeffrey W. Maillet
                            ----------------------------------------------------
                            Name:              Jeffrey W. Maillet
                            Title:             Senior Vice President & Director


                         VAN KAMPEN SENIOR INCOME TRUST,

                         by
                               /s/             Jeffrey W. Maillet
                            ----------------------------------------------------
                            Name:              Jeffrey W. Maillet
                            Title:             Senior Vice President & Director